EXHIBIT 10.2

May 1, 2012

The Children’s Place Retail Stores, Inc.
The Children’s Place Services Company, LLC
500 Plaza Drive
Secaucus, New Jersey 07094

Re:    Ninth Amendment and Consent Letter to the Credit Agreement (as defined below)

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of July 31, 2008 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) The Children’s Place Retail Stores, Inc., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers from time to time party thereto (collectively, with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers, (iii) the Guarantors from time to time party thereto, (iv) the Lenders from time to time party thereto, and (v) Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent and Collateral Agent (the “Agent”). Unless otherwise defined herein, capitalized terms used in this letter (the “Ninth Amendment”) shall have the meanings set forth in the Credit Agreement.
The Lead Borrower has informed the Agent that it intends to: (i) establish franchises of retail store locations to be doing business as The Children’s Place through its wholly owned Subsidiary The Children’s Place International, LLC, a Virginia limited liability company (the “Franchisor”), in certain geographic areas to be determined from time to time by the Lead Borrower, by causing the Franchisor to enter into franchise arrangements with certain parties to be selected from time to time by the Franchisor (each a “Developer”), including, without limitation, that certain International Area Development and License Agreement between the Franchisor and certain Developers, in the form attached as Exhibit 1 hereto, and the related Supply Agreement between the Franchisor and the Developer, in the form attached as Exhibit 2 hereto (any agreements containing similar terms and provisions (including, without limitation, similar economic terms) and any other agreements relating to franchising in form and substance reasonably acceptable to the Agent, “Franchise Agreements”), and (ii) enter into (a) that certain Wholesale Distribution Agreement between Lead Borrower and Brand Strategy, LLC, a New Jersey limited liability company, in the form attached as Exhibit 3 hereto to establish a wholesale distribution relationship with Brands Strategy, LLC and (b) such other agreements in similar form to Exhibit 3 and with similar terms and provisions for the sale of Inventory to unaffiliated third-party distributors for resale to third‑party retailers or retail customers for not less than cost ((a) and (b), together with any other agreements relating to wholesaling in form and substance reasonably acceptable to the Agent, collectively, “Wholesale Distribution Agreements”). The Lead Borrower has requested that the Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement to permit and consent to the execution of Franchise Agreements and Wholesale Distribution Agreements and the transactions and dispositions related thereto, and the Agent, with the consent of the Required Lenders, is willing to amend the Credit Agreement as set forth herein on the date hereof (the “Ninth Amendment Effective Date”).
As of the Ninth Amendment Effective Date, the definitions of “Developer”, “Franchise Agreements”, “Franchisor”, “Ninth Amendment”, “Ninth Amendment Effective Date”, and “Wholesale

Distribution Agreements” set forth in the preceding paragraphs are hereby inserted in Article I of the Credit Agreement in appropriate alphabetical order.
As of the Ninth Amendment Effective Date, the definition of “Permitted Disposition” set forth in the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i), replacing the “.” at the end of clause (j) with “;”, and inserting the following new clauses:
“(k)    sales, transfers and Dispositions to Developers in connection with Franchise Agreements; and
(l)    sales, transfers and Dispositions in connection with Wholesale Distribution Agreements.”
As of the Ninth Amendment Effective Date, Section 7.08 (Change in Nature of Business) of the Credit Agreement is hereby by amended by deleting the phrase “date hereof” where it appears therein, and replacing it with “Ninth Amendment Effective Date”.
Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.
Each of the Loan Parties hereby acknowledges and agrees that there is no basis or set of facts on the basis of which any amount (or any portion thereof) owed by the Loan Parties under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Loan Parties with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.
Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents or any Lender, or any of their respective affiliates, predecessors, successors, or assigns, or any of their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any Loan Party now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Agents or any Lender, or their respective affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Ninth Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES the Agents and each Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.
This Ninth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Ninth Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Ninth Amendment. This Ninth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Ninth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Ninth Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Ninth Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Ninth Amendment. THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
[Signature Pages Follow]

This Ninth Amendment shall not be effective unless (and until) the Borrowers and the other Loan Parties shall have executed and delivered this Ninth Amendment (which shall occur within 2 days of the date hereof), and the consent of the Required Lenders has been obtained.
Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent

By:        /s/ Michele L. Ayou
Name:     Michele L. Ayou
Title:         Authorized Signatory

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:

THE CHILDREN’S PLACE RETAIL STORES, INC., as Lead Borrower and as a Borrower
By: ___/s/ John Taylor__________________________
Name:    John Taylor
Title:     Vice President, Finance

THE CHILDREN’S PLACE SERVICES COMPANY, LLC, as a Borrower
By: ___/s/ John Taylor__________________________
Name:    John Taylor
Title:     Vice President, Finance
THE CHILDRENSPLACE.COM, INC., as a Guarantor
By: _/s/ John Taylor____________________________
Name:    John Taylor
Title:     Vice President, Finance
THE CHILDREN’S PLACE (VIRGINIA), LLC, as a Guarantor
By: _/s/ John Taylor____________________________
Name:    John Taylor
Title:     Vice President, Finance

THE CHILDREN’S PLACE CANADA HOLDINGS, INC., as a Guarantor
By: ___/s/ John Taylor__________________________
Name:    John Taylor
Title:     Vice President, Finance8

AUTHORIZATION OF NINTH AMENDMENT

The undersigned Lender hereby confirms its approval of the foregoing Ninth Amendment on the terms and conditions set forth therein, and authorizes and consents to the Agent’s execution of the Ninth Amendment.

Bank of America, N.A.,as a Lender

By:     /s/ J. Becker
Name:     Joseph Becker
Title:     Managing Director

AUTHORIZATION OF NINTH AMENDMENT

The undersigned Lender hereby confirms its approval of the foregoing Ninth Amendment on the terms and conditions set forth therein, and authorizes and consents to the Agent’s execution of the Ninth Amendment.

HSBC Bank USA, National Association,as a Lender

By:     /s/ Grace Lee
Name:     Grace Lee
Title:     Vice President

AUTHORIZATION OF NINTH AMENDMENT

The undersigned Lender hereby confirms its approval of the foregoing Ninth Amendment on the terms and conditions set forth therein, and authorizes and consents to the Agent’s execution of the Ninth Amendment.

JPMORGAN CHASE BANK, N.A.,as a Lender

By:     /s/ Donna DiForio
Name:     Donna DiForio
Title:     Authorized Officer